Exhibit 10.49
AMENDMENT NO. 5
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into on February 25, 2009 to be effective as of December 31, 2008 (the “Effective Date”), by and among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the “Parent”), GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable (the “Mexican Borrower”), and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership (the “Cayman Borrower” and together with the Parent and the Mexican Borrower, each a “Borrower” and collectively, the “Borrowers”), (b) the financial institutions parties hereto which are Lenders party to the Credit Agreement (as defined below); and (c) Calyon New York Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
     A. The Parent, the Mexican Borrower, the Cayman Borrower, the Administrative Agent and the lenders signatory thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of June 30, 2006 as amended by Amendment No. 1 thereto dated as of October 6, 2006, Amendment No. 2 thereto dated as of July 26, 2007, Amendment No. 3 thereto dated as of October 18, 2007 and Amendment No. 4 and Waiver thereto dated as of November 7, 2008 (as so amended, the “Credit Agreement”).
     B. The parties hereto wish to enter into this Amendment to amend certain terms and provisions of the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENT
     2.01 Amendment to Section 1.01. The definition of “Cash Collateral Account” in Section 1.01 of the Credit Agreement is hereby restated in its entirety with the following:
     “Cash Collateral Account” means, collectively, one or more special cash collateral accounts pledged to the Administrative Agent containing cash or cash equivalents of a type described in paragraphs (a) or (b) of the definition of “Liquid Investments” with maturities not exceeding 45 days deposited pursuant to Sections 2.15(e), 2.15(h), 7.02(b) or 7.03(b) to be maintained in accordance with Section 2.15(g) with the Administrative Agent or, in the Administrative Agent’s sole discretion, one or more other Lenders or Affiliates of a Lender; provided that (x) each such other Lender or Affiliate of a Lender, the Parent and the Administrative Agent enter into blocked account control agreements in form and substance satisfactory to the Administrative Agent with respect to such cash collateral accounts, (y) cash collateral accounts held with any such other Lender or Affiliate of a Lender must be securities accounts holding only cash equivalents of a type described in paragraphs (a) or (b) of the definition of “Liquid Investments” and (z) the Administrative Agent may, at any time in its sole discretion, demand that cash collateral accounts held with any such other Lender or Affiliate of a Lender be closed and the proceeds thereof be transferred to a cash collateral account held with the Administrative Agent within 3 Business Days after notice of such demand to the Parent .
     2.02 Amendment to Section 5.05(e). Section 5.05(e) of the Credit Agreement is hereby restated in its entirety with the following:
          (e) [Intentionally omitted]
     2.03 Amendment to Section 6.19. Section 6.19 of the Credit Agreement is hereby restated in its entirety with the following:
          Section 6.19 [Intentionally omitted]
ARTICLE III
CONDITIONS PRECEDENT
     This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:
     3.01 Documentation. The Administrative Agent shall have received the following in form and substance satisfactory to the Administrative Agent:
     (a) this Amendment duly executed by the Borrowers, the Administrative Agent and the Majority Lenders; and

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     (b) (i) the attached Acknowledgment and Reaffirmation of the US Guaranty duly executed by each US Guarantor and (ii) the attached Acknowledgment and Reaffirmation of the Foreign Guaranty duly executed by each Foreign Guarantor.
     3.02 Payment of Fees. The Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 11.04 of the Credit Agreement.
ARTICLE IV
NO WAIVER
     Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument between any Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument between any of them.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as amended hereby, and the other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of such Borrower and will not violate the applicable organization or governing documents of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents; and (e) no Borrower has amended its applicable organizational or governing documents since the date of the Credit Agreement.

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ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Credit Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.
     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.03 Expenses of the Administrative Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with any and all amendments, modifications, and supplements to the Credit Documents, including, without limitation, the reasonable costs and fees of the Administrative Agent’s legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Credit Documents, including, without, limitation, the costs and fees of the Administrative Agent’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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     6.09 Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank. Signatures on following pages.]

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

PARENT:

GLOBAL INDUSTRIES, LTD.

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President

MEXICAN BORROWER:

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V

By:	/s/ Russell J. Robicheaux

Name:	Russell J. Robicheaux
Title:	Attorney-in-fact / Apoderado

CAYMAN BORROWER:

GLOBAL INDUSTRIES INTERNATIONAL, L.P.

By: Global Industries International, L.L.C., its general partner

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

CALYON NEW YORK BRANCH,
as Administrative Agent, Issuing Bank and as a Lender

By:	/s/ Page Dillehunt

Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis

Name:	Michael Willis
Title:	Director
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

LENDERS:

WHITNEY NATIONAL BANK

By:	/s/ Mark McCullough

Name:	Mark McCullough
Title:	Vice President
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

NATIXIS (formerly known as Natexis Banques Populaires)

By:

Name:
Title:

By:

Name:
Title:
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

FORTIS CAPITAL CORP.

By:

Name:
Title:

By:

Name:
Title:
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED US GUARANTY
Each of the undersigned (each a “US Guarantor” and collectively the “US Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 5 to Third Amended and Restated Credit Agreement dated February 25, 2009 to be effective as of December 31, 2008 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Calyon New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated US Guaranty dated as of June 30, 2006 by the US Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES, LTD.

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President

GIL HOLDINGS, L.L.C.
GLBL HOLDINGS, L.L.C.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
GLOBAL INDUSTRIES INTERNATIONAL, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE, L.L.C.
NORMAN OFFSHORE PIPELINES, L.L.C.
PIPELINES, L.L.C.
SUBTEC MIDDLE EAST LIMITED

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President
Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED FOREIGN GUARANTY
Each of the undersigned (each a “Foreign Guarantor” and collectively the “Foreign Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 5 to Third Amended and Restated Credit Agreement dated February 25, 2009 to be effective as of December 31, 2008 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Calyon New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated Foreign Guaranty dated as of June 30, 2006 by the Foreign Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES INTERNATIONAL, L.P.

By: Global Industries International, L.L.C., its general partner

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.

By:	Russell J. Robicheaux

Name:	Russell J. Robicheaux
Title:	Attorney-in- fact/Apoderado

GLOBAL INTERNATIONAL VESSELS, LTD.
GLOBAL OFFSHORE INTERNATIONAL, LTD.

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President
Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty

GLOBAL INDUSTRIES OFFSHORE NETHERLANDS, BV

By: Global Industries International, L.L.C., as director

	By:	/s/ Peter S. Atkinson

	Name:	Peter S. Atkinson
	Title:	President

By: Executive Management Trust, as managing director

	By:	/s/ Peggy Gunn

	Name:	Peggy Gunn
Title:

	By:	/s/ Anneke Hooiveld

	Name:	Anneke Hooiveld
Title:

GIL MAURITIUS HOLDINGS, LTD.

By:	/s/ Peter S. Atkinson

Name:	Peter S. Atkinson
Title:	President

GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE R.L. DE C.V.
GLOBAL VESSELS MEXICO, S. DE R.L. DE C.V.
GLOBAL INDUSTRIES OFFSHORE SERVICES, S. DE R.L. DE C.V.
GLOBAL INDUSTRIES SERVICES, S. DE R.L. DE C.V.

By:	/s/ Russell J. Robicheaux

Name:	Russell J. Robicheaux
Title:	Attorney-in-fact/Apoderado
Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty